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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




      Date of Report (Date of Earliest Event Reported): February 11, 2002



                     COMPUTER NETWORK TECHNOLOGY CORPORATION
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               (Exact Name of Registrant as Specified in Charter)



         Minnesota                   0-139944                 41-1356476
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(State or Other Jurisdiction       (Commission             (I.R.S. Employer
     of Incorporation)             File Number)           Identification No.)



    6000 Nathan Lane North, Minneapolis, MN                      55442
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    (Address of Principal Executive Offices)                  (Zip Code)



       Registrant's telephone number, including area code: (763) 268-6000


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

Rule 10b5-1 Trading Plans

     From time to time, certain of our directors, officers and other employees have adopted or may, in the future, adopt Rule 10b5-1 trading plans. These plans generally provide for the sale of shares of our common stock owned by such persons for their respective accounts. Currently, the following directors have adopted such plans: Erwin A. Kelen, Patrick A. Gross and John A. Rollwagen. As of January 31, 2002, up to 197,500 shares of common stock may be sold under these plans. A summary of the terms of the plans are set forth below.

     Pursuant to Mr. Kelen's Rule 10b5-1 trading plan, he has instructed his broker to sell an aggregate of 250,000 shares of common stock of CNT for his account at per share prices in excess of $20.00, subject to a monthly volume limitation of 10,000 shares. Notwithstanding the foregoing, if the price per share of CNT common stock is equal to or greater than $20.00, Mr. Kelen has instructed his broker to sell an additional 10,000 shares of CNT common stock the first time the price per share reaches the following one dollar increments:
$21.00, $22.00, $23.00, etc.

     Pursuant to Mr. Gross' Rule 10b5-1 trading plan, he has instructed his broker to sell an aggregate of 25,000 shares of common stock of CNT for his account, subject to the following daily sale amount limitations: 5,000 shares of CNT common stock if the per share price is between $22.00 and $24.00, 15,000 shares of CNT common stock if the price per share is between $24.01 and $25.00, and all 25,000 shares of CNT common stock if the price per share is greater than $25.01. The plan terminates upon the sale of 25,000 shares or on March 31, 2002, whichever occurs first.

     Pursuant to Mr. Rollwagen's Rule 10b5-1 trading plan, he has instructed his broker to sell an aggregate of 50,000 shares of common stock of CNT for his account at per share prices in excess of $20.00, subject to a monthly volume limitation of 5,000 shares. Notwithstanding the foregoing, if the price per share of CNT common stock is equal to or greater than $30.00, Mr. Rollwagen has instructed his broker to sell an additional 5,000 shares of CNT common stock the first time the price per share reaches the following one dollar increments:
$31.00, $32.00, $33.00.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     None.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    February 11, 2002             COMPUTER NETWORK
                                       TECHNOLOGY CORPORATION


                                       By /s/ Gregory T. Barnum
                                          --------------------------------------
                                          Gregory T. Barnum
                                          Chief Financial Officer